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                                                                    EXHIBIT 10.3

                    BIRNER DENTAL MANAGEMENT SERVICES, INC.



                           COHIG & ASSOCIATES, INC.





                               WARRANT AGREEMENT

                           Dated as of May 29, 1996

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                               WARRANT AGREEMENT

     THIS WARRANT AGREEMENT (the "Agreement"), dated as of May 29, 1996, is made and entered into by and between BIRNER DENTAL MANAGEMENT SERVICES, Inc., a Colorado corporation (the "Company"), and COHIG & ASSOCIATES, INC. ("Cohig").

     The Company agrees to issue and sell, and Cohig agrees to purchase, for the price of $100, warrants to purchase up to an aggregate of 114,000 shares ("Shares") of the Company's Common Stock, subject to the terms and conditions set forth below.

     In consideration of the foregoing and for the purpose of defining the terms and provisions of the Warrants and the respective rights and obligations thereunder, the Company and Cohig, for value received, hereby agree as follows.

     SECTION 1. DEFINITIONS.

     The following terms used in this agreement shall have the following meanings (unless otherwise expressly provided herein):

     1.1.    The "Act." The Securities Act of 1933, as amended.

     1.2.    The "Commission." The Securities and Exchange Commission.

     1.3.    The "Company." Birner Dental Management Services, Inc.

     1.4.    "Common Stock." The Company's Common Stock.

     1.5. "Current Market Price." The Current Market Price shall be determined as follows:

             (i) if the security at issue is listed on a national securities exchange or admitted to unlisted trading privileges on such an exchange or quoted on the National Market System of the National Association of Securities Dealers Automated Quotation System, Inc. ("NASDAQ") quotation service, the current value shall be the last reported sale price of that security on such exchange or system on the last business day prior to the date of the applicable exercise of this Warrant or, if no such sale is made on such day, the average of the highest closing bid and lowest asked price for such day on such exchange or system; or

             (ii) if the security at issue is not so listed or quoted or admitted to unlisted trading privileges, the current market value shall be the average of the last reported highest bid and lowest asked prices quoted on NASDAQ or, if not so quoted, then by the National Quotation Bureau, Inc. on the last business day prior to the day of the applicable exercise of this Warrant; or

             (iii) if the security at issue is not so listed or quoted or admitted to unlisted trading privileges and bid and asked prices are not reported, the current market value shall be determined in such reasonable manner as may be prescribed from time to time by the Board of Directors of the Company, subject to the objection and arbitration procedure as described in Section (6) below.

     1.6.    "Exercise Date." May 29, 1996.

     1.7. "Exercise Price." $3.50 per Share, as modified in accordance with Section (4), below.

     1.8.    "Expiration Date." May 29, 2001.


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     1.9.    "Holder " or "Warrantholder." Cohig & Associates, Inc., and any
valid transferee thereof pursuant to Section (3.1) below.

     1.10.   "NASD." The National Association of Securities Dealers, Inc.

     1.11.   "NASDAQ." The automated quotation system operated by NASDAQ, Inc.

     1.12. "Termination of Business." Any sale, lease or exchange of all, or substantially all, of the Company's assets or business or any dissolution, liquidation or winding up of the Company.

     1.13. "Warrants." The warrants issued in accordance with the terms of this Agreement and any Warrants issued in substitution for or replacement of such warrants, including those evidenced by a certificate or certificates issued upon division, exchange, substitution or transfer pursuant to this Agreement.

     1.14. "Warrant Securities." The Common Stock purchasable upon exercise of a Warrant including the Common Stock underlying unexercised portions of a Warrant.

     1.15. "1995 Warrant Agreement. " The Warrant Agreement dated October 3, 1995, between Company and Cohig & Associates, Inc.

     1.16. "1995 Warrant Securities." The Common Stock purchasable upon exercise of the Warrants issued pursuant to the 1995 Warrant Agreement, as defined in the 1995 Warrant Agreement.

     1.17. "1997 Warrant Agreement." The Warrant Agreement dated December 27, 1996, between the Company and Cohig & Associates, Inc.

     1.18. "1997 Warrant Securities." The Common Stock purchasable upon exercise of the Warrants issued pursuant to the 1997 Warrant Agreement, as defined in the 1997 Warrant Agreement.

     SECTION 2. TERM OF WARRANTS; EXERCISE OF WARRANT.

     2.1. Exercise of Warrant Subject to the terms of this Agreement, the Warrantholder shall have the right, at any time during the period commencing at 9:00 a.m., Denver Time, on the Exercise Date and ending at 5:00 p.m., Denver Time, on the Expiration Date, to purchase from the Company up to the number of fully paid and nonassessable Shares to which the Warrantholder may at the time be entitled to purchase pursuant to this Agreement, upon surrender to the Company, at its principal office, of the certificate evidencing the Warrants to be exercised, together with the purchase form on the reverse thereof, or the Cashless Exercise Form in the case of a cashless exercise pursuant to Section (2.2) herein, duly filled in and signed, and upon payment to the Company of the Exercise Price for the number of Shares in respect of which such Warrants are then exercised, but in no event for less than 100 Shares (unless fewer than an aggregate of 100 shares are then purchasable under all outstanding Warrants held by a Warrantholder).

     2.2. Payment of Exercise Price. Payment of the aggregate Exercise Price shall be made

          (i)  in cash or by check, or any combination thereof; or

          (ii) upon the request of the Warrantholder and the acceptance by the Company, which acceptance may be withheld by the Company in its sole discretion, by means of a "Cashless Exercise." In the event of a Cashless Exercise, the Warrantholder shall exchange its Warrant for such number of shares of Common Stock determined by multiplying the number of Shares by a fraction, the numerator of which shall be the difference between the then-current market price per share of Common Stock and the Exercise Price, and the denominator of which shall be the then-current market price per share of Common Stock. For purposes of this Section (2.2) only, the "then


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1996 Warrants

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     current market price per share of Common Stock" at any date shall be deemed to be the average of the daily closing prices for 20 consecutive trading days commencing the 21st trading day before such date. The closing price for each day shall be the last sales price regular way or, in case no such reported sales take place on such day, the average of the last reported bid and asked prices regular way, in either case on the principal national securities exchange on which the Common Stock is admitted to trading or listed or, if not listed or admitted to trading on any such exchange, the representative closing bid price as reported by Nasdaq or another similar organization if Nasdaq is no longer reporting such information or, if no such price is available, the fair market price as reasonably determined by the Board of Directors.

     2.3. Issuance of Shares. Upon such surrender of the Warrants and payment of such Exercise Price as aforesaid, the Company shall issue and cause to be delivered with all reasonable dispatch to or upon the written order of the Warrantholder and in such name or names as the Warrantholder may designate, a certificate or certificates for the number of full Shares so purchased upon the exercise of the Warrant, together with cash, as provided in Section (12) hereof, in respect of any fractional Shares otherwise issuable upon such surrender. Such certificate or certificates shall be deemed to have been issued and any person so designated to be named therein shall be deemed to have become the holder of record of such securities as of the date of surrender of the warrants and be divided or combined, upon request to the Company by the Warrantholder, into a certificate or certificates representing the right to purchase the same aggregate number of Shares.

     SECTION 3. TRANSFERABILITY AND FORM OF WARRANT.

     3.1. Limitation on Transfer. This Warrant may not be sold, transferred, assigned, pledged or hypothecated until the Exercise Date, except in compliance with Section (8) hereof. Any assignment or transfer of this Warrant shall be made by the presentation and surrender of this Warrant to the Company at its principal office or the office of its transfer agent, if any, accompanied by a duly executed Assignment Form, in the form attached to and by this reference incorporated in this Warrant as Exhibit B. Upon the presentation and surrender of these items to the Company, the Company, at its sole expense, shall execute and deliver to the new Holder or Holders a new Warrant or Warrants, containing the same terms and conditions as this Warrant, in the name of the new Holder or Holders as named in the Assignment Form, and this Warrant shall at that time be canceled.

     3.2. Exchange of Certificate. Any Warrant certificate may be exchanged for another certificate or certificates entitling the Warrantholder to purchase a like aggregate number of Shares as the certificate or certificates surrendered then entitled such Warrantholder to purchase. Any Warrantholder desiring to exchange a Warrant certificate shall make such request in writing delivered to the Company, and shall surrender, properly endorsed, with signatures guaranteed, the certificate evidencing the Warrant to be so exchanged. Thereupon, the Company shall execute and deliver to the person entitled thereto a new Warrant certificate as so requested.

     3.3. Mutilated, Lost, Stolen, or Destroyed Certificate. In case the certificate or certificates evidencing the Warrants shall be mutilated, lost, stolen or destroyed, the Company shall, at the request of the Warrantholder, issue and deliver in exchange and substitution for and upon cancellation of the mutilated certificate or certificates, or in lieu of and substitution for the certificates or certificates lost, stolen or destroyed, a new Warrant certificate or certificates of like tenor and representing an equivalent right or interest, but only upon recept of evidence satisfactory to the Company of such loss, theft or destruction of such Warrant and a bond of indemnity, if requested, also satisfactory in form and amount, at the applicant's cost. Applicants for such substitute Warrant certificate shall also comply with such other reasonable regulations and pay such other reasonable charges as the Company may prescribe.

     3.4. Form of Certificate. The text of the Warrant and of the form of election to purchase Shares shall be substantially as set forth in Exhibit A attached hereto. The number of Shares issuable upon exercise of the Warrants is subject to adjustment upon the occurrence of certain events, all as hereinafter provided. The Warrants shall be executed on behalf of the Company by its President or by a Vice President and attested

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to by its Secretary or an Assistant Secretary. A Warrant bearing the signature of an individual who was at any time the proper officer of the Company shall bind the Company, notwithstanding that such individual shall have ceased to hold such officer prior to the delivery of such Warrant or did not hold such office on the date of this Agreement.

             The Warrants shall be dated as of the date of signature thereof by the Company either upon initial issuance or upon division, exchange, substitution or transfer.

     SECTION 4. ADJUSTMENT OF NUMBER OF SHARES.

     The number and kind of securities purchasable upon the exercise of the Warrants and the Warrant Price shall be subject to adjustment from time to time upon the happening of certain events, as follows:

     4.1. Adjustments. The number of Shares purchasable upon the exercise of the Warrant shall be subject to adjustments as follows:

             (a) In case the Company shall (i) pay a dividend in Common Stock to Holders of Common Stock, (ii) make a distribution in shares of Common Stock to holders of Common Stock, (iii) subdivide its outstanding Common Stock into a greater number of shares, or (iv) combine its outstanding Common Stock into a smaller number of shares, the Exercise Price in effect immediately prior thereto shall be adjusted so that the holder of any Warrant thereafter surrendered for exercise shall be entitled to receive the number of Shares of Common Stock which it would have owned had such Warrant been exercised immediately prior to the happening of such event. An adjustment made pursuant to this subsection (4.1.(a)) shall become effective immediately after the record date in the case of a dividend or distribution in shares and shall become effective immediately after the effective date in the case of subdivision or combination.

             (b) No adjustment in the number of Shares purchasable pursuant to the Warrants shall be required unless such adjustment would require an increase or decrease of at least one percent in the number of Shares then purchasable upon the exercise of the Warrants or, if the Warrants are not then exercisable, the number of Shares purchasable upon the exercise of the Warrants on the first date thereafter that the Warrants become exercisable; provided, however, that any adjustments which by reason of this subsection (4.1(b)) are not required to be made immediately shall be carried forward and taken into account in any subsequent adjustment.

             (c) Whenever the number of Shares purchasable upon the exercise of the Warrant is adjusted, as herein provided, the Exercise Price payable upon exercise of the Warrant shall be adjusted by multiplying such Exercise Price immediately prior to such adjustment by a fraction, of which the numerator shall be the number of Warrant Shares purchasable upon the exercise of the Warrant immediately prior to such adjustment, and of which the denominator shall be the number of Warrant Shares so purchasable immediately thereafter.

             (d) Whenever the number of Shares purchasable upon exercise of the Warrants is adjusted as herein provided, the Company shall cause to be promptly mailed to the Warrantholder by first class mail, postage prepaid, notice of such adjustment and a certificate of the chief financial officer of the Company setting forth the number of Shares purchasable upon the exercise of the Warrants after such adjustment, a brief statement of the facts requiring such adjustment and the computation by which such adjustment was made.

             (e) For the purpose of this Section (4.1), the term "Common Stock" shall mean (i) the class of stock designated as the Common Stock of the Company at the date of this Agreement, or (ii) any other class of stock resulting from successive changes or reclassifications of such Common Stock consisting solely of changes in par value, or from par value to no par value, or from no par value to par value. In the event that at any time, as a result of an adjustment made pursuant to this

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     Section (4), the Warrantholder shall become entitled to purchase any securities of the Company other than Common Stock, (y) if the Warrantholder's right to purchase is on any other basis than that available to all holders of the Company's Common Stock, the Company shall obtain an opinion of an independent investment banking firm valuing such other securities and (z) thereafter the number of such other securities so purchasable upon exercise of the Warrants shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Shares contained in this Section (4).

             (f) Upon the expiration of any rights, options, warrants, or conversion privileges, if such shall have not been exercised, the number of Shares purchasable upon exercise of the Warrants, to the extent the Warrants have not then been exercised, shall, upon such expiration, be readjusted and shall thereafter be such as they would have been had they been originally adjusted (or had the original adjustment not been required, as the case may be) on the basis of (i) the fact that the only shares of Common Stock so issued were the shares of Common Stock, if any, actually issued or sold upon the exercise of such rights, options, warrants, or conversion privileges, and (ii) the fact that such shares of Common Stock, if any, were issued or sold for the consideration actually received by the Company upon such exercise plus the consideration, if any, actually received by the Company for the issuance, sale or grant of all such rights, options, warrants, or conversion privileges whether or not exercised; provided, however, that no such readjustment shall have the effect of decreasing the number of Shares purchasable upon exercise of the Warrants by an amount in excess of the amount of the adjustment initially made in respect of the issuance, sale, or grant of such rights, options, warrants, or conversion rights.

     4.2. No Adjustment for Dividends. Except as provided in Section (4.1), no adjustment in respect of any dividends or distributions out of earnings shall be made during the term of the warrants of upon the exercise of the Warrants.

     4.3. No Adjustment in Certain Cases. No adjustments shall be made pursuant to Section (4) hereof in connection with the issuance of the Common Stock upon exercise of the Warrants. No adjustments shall be made pursuant to Section (4) hereof in connection with the exercise of Warrants presently outstanding; or the issuance of shares upon conversion of the Company's 9% Convertible Subordinated Debentures; or the grant or exercise of options to purchase, or the issuance of shares upon exercise of such options, under the Company's stock option plan for directors, employees, and consultants. No adjustment shall be made pursuant to Section 4.4(b) or (c) hereof unless: (i) the Current Market Price of the securities received in the merger or consolidation as of its Effective Date pursuant to Section 4.4(b); or (ii) the value of the consideration that would be received by a Warrantholder pursuant to
Section 4.4(c) if he exercised his Warrants immediately prior to the sale or conveyance (and assuming the exercise of all outstanding Warrants and conversion of all outstanding convertible stock that have an exercise price or conversion price equal to or less than the Exercise Price); is less than the Exercise Price. If the consideration to be received is other than cash, the value of the consideration to be received shall be the Current Market Price as of the Effective Date of such sale or conveyance of securities received; or the fair market value of other assets received as determined by an independent appraisal of such assets.

     4.4. Effect of Reclassification, Consolidation, Merger, or Sale on Exercise Privilege. If any of the following shall occur, namely: (a) any reclassification or change of outstanding shares of Common Stock issuable upon exercise of Warrants (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), (b) any consolidation or merger to which the Company is a party other than a merger in which the Company is the continuing corporation and which does not result in any reclassification of, or change (other than a change in name, or par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination) in, outstanding shares of Common Stock, or (c) any sale or conveyance, of all or substantially all of the property or business of the Company as an entirety, then the Company, of such successor or purchasing corporation, as the case may be, shall, as a condition precedent to such reclassification, change, consolidation, merger, sale or conveyance, execute and deliver to Cohig as representative of each holder of a Warrant then

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unexercised and outstanding, an amendment to this Agreement providing that the
Warrantholders shall have the right thereafter upon payment of the Exercise Price in effect immediately prior to such action, to receive, upon exercise of the Warrants, the kind and amount of shares of stock and other securities and property (including cash) receivable upon such reclassification, change, consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock deliverable upon exercise of such Warrant immediately prior to such reclassification, change, consolidation, merger, sale or conveyance. Such amendment shall provide for the adjustments of the Exercise Price which shall be as nearly equivalent as may be practicable to the adjustments of the Exercise Price provided for in this Section 4. If, in the case of any such reclassification, change, consolidation, merger, sale or conveyance, the stock or other securities and property (including cash) receivable thereupon by a holder of Common Stock includes shares of stock or other securities and property of a corporation other than the successor or purchasing corporation, as the case may be, in such consolidation, merger, sale or conveyance, then such amendment shall also be executed by such other corporation and shall contain such additional provisions to protect the interests of the Warrantholders as the Board of Directors of the Company shall reasonably consider necessary by reason of the foregoing. The provision of this Section 4.4 shall similarly apply to successive consolidations, mergers, sales, or conveyances.

     In the event the Company shall execute an amendment to this Agreement as provided in this subsection (4.4), the Company shall promptly send each Warrantholder an Officers' Certificate briefly stating the reasons for the amendment, the kind or amount of shares of stock or securities or property (including cash) receivable by Warrantholders upon exercise of their Warrants after any such reclassification, change, consolidation, merger, sale or conveyance, any adjustments to be made with respect thereto, and that all conditions precedent have been complied with.

     4.5. Par Value of Shares of Common Stock. Before taking any action which would cause an adjustment effectively reducing the portion of the Exercise Price allocable to each Share below the par value per share of the Common Stock issuable upon exercise of the Warrants, the Company will take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable Common Stock upon exercise of the Warrants.

     4.6. Independent Public Accountants. The Company may retain a firm of independent public accountants of recognized national standing (which may be any such firm regularly employed by the Company) to make any computation required under this Section (4), and a certificate signed by such firm shall be conclusive evidence of the correctness of any computation made under this Section (4).

     4.7 Statement on Warrant Certificates. Irrespective of any adjustments in the number of securities issuable upon exercise of the Warrants, Warrant certificates theretofore or thereafter issued may continue to express the same number of securities as are stated in the similar Warrant certificates initially issuable pursuant to this Agreement. However, the Company may, at any time in its sole discretion (which shall be conclusive), make any change in the form of Warrant certificate that it may deem appropriate and that does not affect the substance thereof; and any Warrant certificate thereafter issued, whether upon registration of transfer of, or in exchange or substitution for, an outstanding Warrant certificate, may be in the form so changed.

     4.8. Treasury Stock. For purposes of this Section (4), shares of Common Stock owned or held at any relevant time by, or for the account of, the Company, in its treasury or otherwise, shall not be deemed to be outstanding for purposes of the calculations and adjustments described.

     SECTION 5.  NOTICE TO HOLDERS.

     If, prior to the expiration of this Warrant either by its terms or by its exercise in full, any of the following shall occur.


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1996 WARRANTS

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             (i)    the Company shall declare a dividend or authorize any other distribution on its Common Stock; or

             (ii) the Company shall authorize the granting to the shareholders of its Common Stock of rights to subscribe for or purchase any securities or any other similar rights; or

             (iii) any reclassification, reorganization or similar change of the Common Stock, or any consolidation or merger to which the Company is a party, or the sale, lease, or exchange of any significant portion of the assets of the Company; or

             (iv) the voluntary or involuntary dissolution, liquidation or winding up of the Company; or

              (v) any purchase, retirement or redemption by the Company of its Common Stock;

then, and in any such case, the Company shall deliver to the Holder or Holders written notice thereof at least 10 days prior to the earliest applicable date specified below with respect to which notice is to be given, which notice shall state the following:

             (x) the date on which a record is to be taken for the purpose of such dividend, distribution or rights, or, if a record is not to be taken, the date as of which the shareholders of Common Stock of record to be entitled to such dividend, distribution or rights are to be determined;

             (y) the date on which such reclassification, reorganization, consolidation, merger, sale, transfer, dissolution, liquidation, winding up of purchase, retirement or redemption is expected to become effective, and the date, if any, as of which the Company's shareholders of Common Stock of record shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reclassification, reorganization, consolidation, merger, sale, transfer, dissolution, liquidation, winding up, purchase, retirement or redemption; and

             (z)    if any matters referred to in the foregoing clauses (x) and
     (y) are to be voted upon by shareholders of Common Stock, the date as of which those shareholders to be entitled to vote are to be determined.

     SECTION 6. OFFICERS' CERTIFICATE.

     Whenever the Exercise Price or the aggregate number of Warrant Securities purchasable pursuant to this Warrant shall be adjusted as required by the provisions of Section (4) above, the Company shall promptly file with its Secretary or an Assistant Secretary at its principal office, and with its transfer agent, if any, an officers' certificate executed by the Company's President and Secretary or Assistant Secretary, describing the adjustment and setting forth, in reasonable detail, the facts requiring such adjustment and the basis for and calculation of such adjustment in accordance with the provisions of this Warrant. Each such officers' certificate shall be made available to the Holder or Holders of this Warrant for inspection at all reasonable times, and the Company, after each such adjustment, shall promptly deliver a copy of the officers' certificate relating to that adjustment to the Holder or Holders of this Warrant. The officers' certificate described in this Section (6) shall be deemed to be conclusive as to the correctness of the adjustment reflected therein if, and only if, no Holder of this Warrant delivers written notice to the Company of an objection to the adjustment within 30 days after the officers' certificate is delivered to the Holder or Holders of this Warrant. The Company will make its books and records available for inspection and copying during normal business hours by the Holder so as to permit a determination as to the correctness of the adjustment. If written notice of an objection is delivered by a Holder to the Company and the parties cannot reconcile the dispute, the Holder and the Company shall submit the dispute to arbitration pursuant to the provisions of Section 19 below. Failure to prepare or provide the officers' certificate shall not modify the parties' rights hereunder.

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     SECTION 7. RESERVATION OF WARRANT SECURITIES.

     There has been reserved, and the Company shall at all times keep reserved so long as the Warrants remain outstanding, out of its authorized and unissued Common Stock, such number of shares of Common Stock as shall be subject to purchase under the Warrants. Every transfer agent for the Common Stock and other securities of the Company issuable upon the exercise of the Warrants will be irrevocably authorized and directed at all times to reserve such number of authorized shares and other securities as shall be requisite for such purpose. The Company will keep a copy of this Agreement on file with every transfer agent for the Common Stock and other securities of the Company issuable upon the exercise of the Warrants. The Company will supply every such transfer agent with duly executed stock and other certificates, as appropriate, for such purpose and will provide or otherwise make available any cash which may be payable as provided in Section 12 hereof.

     SECTION 8. RESTRICTIONS ON TRANSFER; REGISTRATION RIGHTS.

     8.1. Restrictions on Transfer. The Warrantholder agrees that prior to making any disposition of the Warrants or the Shares, other than to officers of Cohig, the Warrantholder shall give written notice to the Company describing briefly the manner in which any such proposed disposition is to be made; and no such disposition shall be made if the Company has notified the Warrantholder that in the opinion of counsel a registration statement or other notification or post-effective amendment thereto (hereinafter collectively a "Registration Statement") under the Act is required with respect to such disposition and no such Registration Statement has been filed by the Company with, and declared effective, if necessary, by, the Commission.

     8.2. Piggy-Back Registration Right. If at any time prior to the Expiration Date the Company files a registration statement with the Commission pursuant to the Act, or pursuant to any other act passed after the date of this Agreement, which filing provides for the sale of securities by the Company to the public, or files a Regulation A offering statement under the Act, the Company shall offer to the Holder or Holders of this Warrant and the holders of any Warrant Securities the opportunity to register or qualify the Warrant Securities at the Company's sole expense, regardless of whether the Holder or Holders of this Warrant or the holders of Warrant Securities or both may have previously availed themselves of any of the registration rights described in this Section (8); provided, however, that in the case of a Regulation A offering, the opportunity to qualify shall be limited to the amount of the available exemption after taking into account the securities that the Company wishes to qualify. Notwithstanding anything to the contrary, this Section (8.2) shall not be applicable to a registration statement registering securities issued pursuant to an employee benefit plan or as to a transaction subject to Rule 145 promulgated under the Act or which a form S-4 registration statement could be used; nor shall it be applicable to the first underwritten registered public offering of the Company.

     The Company shall deliver written notice to the Holder or Holders of this Warrant and to any holders of the Warrant Securities of its intention to file a registration statement or Regulation A offering statement under the Act at least 60 days prior to the filing of such registration statement or offering statement, and the Holder or Holders and holders of Warrant Securities shall have 30 days thereafter to request in writing that the Company register or qualify the Warrant Securities or the Warrant Securities underlying the unexercised portion of this Warrant in accordance with this Section (8.2). Upon the delivery of such a written request within the specified time, the Company shall be obligated to include in its contemplated registration statement or offering statement all information necessary or advisable to register or qualify the Warrant Securities or Warrant Securities underlying the unexercised portion of this Warrant for a public offering, if the Company does file the contemplated registration statement or offering statement; provided, however, that neither the delivery of the notice by the Company nor the delivery of a request by a Holder or by a holder of Warrant Securities shall in any way obligate the Company to file a registration statement or offering statement. Furthermore, notwithstanding the filing of a registration statement or offering statement, the Company may, at any time prior to the effective date thereof, determine not to offer the securities to which the registration statement or offering statement relates, other than the Warrant, Warrant Securities and Warrant Securities underlying the unexercised portion of this Warrant. Notwithstanding the foregoing, if, as a qualification of any

Birner Dental Management
1996 Warrants
offering in any state or jurisdiction in which the Company (by vote of its Board of Directors) or any underwriter determines in good faith that it wishes to offer securities registered in the offering, it is required that offering expenses be allocated in a manner different from that provided above, then the offering expenses shall be allocated in whatever manner is most nearly in compliance with the provisions set out above.

     If the registration for which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise as part of the written notice given pursuant to this Section. In such event, the right of any Warrantholder or holder of Shares to registration pursuant to this Section (8.2) shall be conditioned upon such holder's participation in such underwriting, and the inclusion of Shares in the underwriting shall be limited to the extent provided herein. All holders proposing to distribute their Shares through such underwriting shall (together with the Company and the other holders distributing their Shares through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company. Notwithstanding any other provision of this Section, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, such underwriter may limit the amount of securities to be included in the registration and underwriting by the holders of Company securities exercising "piggyback" registration rights (including the Warrantholder and each holder of Warrants and Shares). The Company shall so advise all such holders, and the number of shares of such securities that may be included in the registration and underwriting shall be allocated (a) first to investors who purchased securities in the Company's private placement made pursuant to a Confidential Private Placement Memorandum dated July 28, 1995; and (b) then if the limitation provides for additional securities to be included, among all of the Warrantholders (including the holders of the warrants pursuant to this Agreement and holders of warrants issued pursuant to the 1995 and 1997 Warrant Agreement) in proportion, as nearly as practicable, to the respective amounts of securities requested to be included in such registration held by such holders at the time of filing the registration statement, provided, however, that no security holder other than one exercising a demand registration right and other than as specifically referenced herein shall have superior rights with respect to inclusion in a registration than those of the Warrantholder and each holder of Warrants and Shares and if any party is granted such superior rights hereafter the Warrantholder and each holder of Warrants and Shares shall be deemed to be automatically granted similar rights. The Company shall advise all such holders of any such limitations and of the number or securities that may be included in the registration. Any securities excluded or withdrawn from such underwriting shall not be transferred prior to one hundred twenty (120) days after the effective date of the registration statement relating thereto, or such shorter period of time as the underwriters may require.

     The Company shall comply with the requirements of this Section (8.2) and the related requirements of Section (8.6) at its own expense. That expense shall include, but not be limited to, legal, accounting, consulting, printing, federal and state filing fees, NASD fees, out-of-pocket expenses incurred by counsel, accountants and consultants retained by the Company, and miscellaneous expenses directly related to the registration statement or offering statement and the offering. However, this expense shall not include the portion of any underwriting commissions, transfer taxes and the underwriter's accountable and nonaccountable expense allowances attributable to the offer and sale of the Warrant, Warrant Securities and the Warrant Securities underlying the unexercised portion of this Warrant, or the fees and expenses of any legal counsel retained by a Holder, all of which expenses shall be borne by the Holder or Holders of this Warrant and the holders of the Warrant Securities registered or qualified.

     8.3. Inclusion of Information. In the event that the Company registers or qualifies the Warrant Securities pursuant to Section (8.2) above, the Company shall include in the registration statement or qualification, and the prospectus included therein, all information and materials necessary or advisable to comply with the applicable statutes and regulations so as to permit the public sale of the Warrant Securities or the Warrant Securities underlying the unexercised portion of this Warrant. As used in Section (8.2), reference to the Company's securities shall include, but not be limited to, any class or type of the Company's securities or the securities of any of the Company's subsidiaries or affiliates.

     8.4. Registration Statement Filed by Holder. In addition to the registration rights described in Section (8.2) above, at any time that the Company has securities registered under the Securities Exchange

Birner Dental Management
1996 Warrants

Act of 1934, upon the written request of Holders of warrants and holders of Warrant Securities representing at least 70% of the aggregate number of Warrant Securities and 1995 and 1997 Warrant Securities issued pursuant to this Warrant Agreement and pursuant to the 1995 and 997 Warrant Agreements, the Company, as promptly as possible after delivery of such request, shall cooperate with the requesting Holders or holders in preparing and signing any registration statement or offering statement that the Holders or holders may desire to file in order to sell or transfer the Warrant and Warrant Securities. Within 10 days after the delivery of the written request described above, the Company shall deliver written notice to all other Holders of this Warrant and holders of Warrant Securities, if any, advising them that the Company is proceeding with a registration statement or offering statement and that their Warrant and Warrant Securities will be included therein if they so desire and agree to pay their pro rata share of the cost of registration or qualification and provided that the Holder or holder delivers written notice to the Company of their desire to be included and their agreement to pay their pro rata share of the cost within 30 days after the delivery of the Company's notice to them. The Company will supply all information necessary or advisable for any such registration statements or offering statements; provided, however, that all the costs and expenses of such registration statements or offering statements shall be borne, in a manner proportionate to the number of securities for which they indicate a desire to register, by the Holders of this Warrant and the holders of Warrant Securities who seek the registration or qualification of their Warrant, Warrant Securities or Warrant Securities underlying the unexercised portion of their Warrant. In determining the amount of costs and expenses to be borne by those Holders or holders, the only costs and expenses of the Company to be included are the additional costs and expenses that would not have otherwise been incurred by the Company if those Holders or holders had not desired to file a registration statement or offering statement. As an example, and without limitation, audit fees would not be charged to those Holders or holders if or to the extent that the Company would have incurred the same audit fees for its year-end or other use in the absence of the registration statement or offering statement. The Holders or holders responsible for the costs and expenses shall reimburse the Company for those reimbursable costs and expenses reasonably incurred by the Company within 30 days after the initial effective date of the registration statement or qualification at issue.

     No other securities of the Company of any type shall be included in, be the subject of, or be publicly offered pursuant to any registration statement or offering statement filed within 180 days following the latest effective date of any registration statement or offering statement filed pursuant to this Section (8.4) unless (i) the Company obtains the prior written consent of Cohig upon such terms and conditions as Cohig in its sole discretion may deem desirable, and (ii) the owners or holders of those other securities, including, without limitation, the Company, agree to bear an equitable portion, reasonably acceptable to Cohig of the costs and expenses of the registration statement or offering statement filed pursuant to this Section (8.4).

     8.5. Payment of Exercise Price from Proceeds. In the event that any such Registration Statement is utilized for a public offering of any of the Shares to be received upon exercise of the Warrants pursuant to this Section (8), the Warrantholder may elect to pay the exercise price of the Warrants to the Company out of the proceeds of the sale of the Shares pursuant to the Registration Statement concurrently with the closing of such sale of the Shares.

     8.6. Condition of Company's Obligations. As to each registration statement or offering statement, the Company's obligations contained in this Section (8) shall be conditioned upon a timely receipt by the Company in writing of the following:

             (i) Information as to the terms of the contemplated public offering furnished by and on behalf of each Holder or holder intending to make a public distribution of the Warrant Securities or Warrant Securities underlying the unexercised portion of the Warrant; and

             (ii) Such other information as the Company may reasonably require from such Holders or holders, or any underwriter for any of them, for inclusion in the registration statement or offering statement.

Birner Dental Management
1996 Warrants

     8.7. Additional Requirements. In each instance in which the Company shall take any action to register or qualify the Warrant Securities or the Warrant Securities underlying the unexercised portion of this Warrant, if any, pursuant to this Section (8), the Company shall do the following:

             (i) supply to Cohig, as the representative of the Holders of the Warrant and the holders of Warrant Securities whose Warrant Securities are being registered or qualified, two (2) conformed copies of each registration statement or offering statement, and all amendments thereto, and a reasonable number of copies of the preliminary, final or other prospectus or offering circular, all prepared in conformity with the requirements of the Act and the rules and regulations promulgated thereunder, and such other documents as Cohig shall reasonably request;

             (ii) cooperate with respect to (A) all necessary or advisable actions relating to the preparation and the filing of any registration statements or offering statements, and all amendments thereto, arising from the provisions of this Section (8), (B) all reasonable efforts to establish an exemption from the provisions of the Act or any other federal or state securities statutes, (C) all necessary or advisable actions to register or qualify the public offering at issue pursuant to federal securities statutes and the state "blue sky" securities statutes of each jurisdiction that the Holders of the Warrant or holders of Warrant Securities shall reasonably request, and (D) all other necessary or advisable actions to enable the Holders of the Warrant Securities to complete the contemplated disposition of their securities in each reasonably requested jurisdiction; and

             (iii) keep all registration statements or offering statements to which this Section (8) applies, and all amendments thereto, effective under the Act for a period of at least 9 months after their initial effective date and cooperate with respect to all necessary or advisable actions to permit the completion of the public sale or other disposition of the securities subject to a registration statement or offering statement.

     8.8. Cohig as Representative. For purposes of subsection (8.7(i)) above, by the receipt of this Warrant or any Warrant Securities, all Holders and all holders of Warrant Securities acknowledge and agree that Cohig is and shall be their representative.

     8.9. Survival. The Company's obligations described in this Section (8) shall continue in full force and effect regardless of the exercise, surrender, cancellation or expiration of this Warrant.

     SECTION 9. PAYMENT OF TAXES.

     The Company will pay all documentary stamp taxes, if any, attributable to the initial issuance of the Warrants or the securities comprising the Shares; provided, however, the Company shall not be required to pay any tax which may be payable in respect of any transfer of the Warrants or the securities comprising the Shares.

     SECTION 10. INDEMNIFICATION AND CONTRIBUTION.

     10.1. Indemnification By Company. In the event of the filing of any Registration Statement with respect to the Warrant Shares pursuant to Section
(8) hereof, the Company agrees to indemnify and hold harmless the Warrantholder or any holder of Warrant Shares and each person, if any, who controls the Warrantholder or any holder of Warrant Shares within the meaning of the Act, against any and all loss, claim, damage or liability, joint or several (which shall, for all purposes of this Agreement include, but not be limited to, all costs of defense and investigation and all attorneys' fees), to which such Warrantholder or any holder of Warrant Shares may become subject, under the Act or otherwise, insofar as such loss, claim, damage, or liability (or action with respect thereto) arises out of or is based upon (a) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any Preliminary Prospectus, the Effective Prospectus, or the Final Prospectus or any amendment or supplement thereto; or (b) the omission

Birner Dental Management
1996 Warrants
or alleged omission to state in the Registration Statement, any Preliminary Prospectus, the Effective Prospectus or the Final Prospectus or any amendment or supplement thereto a material fact required to be stated therein or necessary to make the statements therein not misleading; except that the Company shall not be liable in any such case to the extent, but only to the extent, that any such loss, claim, damage, or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by such Warrantholder or the holder of such Warrant Shares specifically for use in the preparation of the Registration Statement, any Preliminary Prospectus, the Effective Prospectus and the Final Prospectus or any amendment or supplement thereto. This indemnity will be in addition to any liability which the Company may otherwise have.

     10.2. Indemnification By Warrantholders. The Warrantholders and the holders of Warrant Shares agree that they, severally, but not jointly, shall indemnify and hold harmless the Company, each other person referred to in subparts (1), (2) and (3) of Section 11(a) of the Act in respect of the Registration Statement and each person, if any, who controls the Company within the meaning of the Act, against any and all loss, claim, damage or liability, joint or several (which shall, for all purposes of this Agreement include, but not be limited to, all costs of defense and investigation and all attorneys'
fees), to which the Company may become subject under the Act or otherwise, insofar as such loss, claim, damage, liability (or action in respect thereto) arises out of or are based upon (a) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any Preliminary Prospectus, the Effective Prospectus or the Final Prospectus or any amendment or supplement thereto; or (b) the omission or alleged omission to state in the Registration Statement, any Preliminary Prospectus, the Effective Prospectus or the Final Prospectus or any amendment or supplement thereto a material fact required to be stated therein or necessary to make the statements therein not misleading; except that such indemnification shall be available in each such case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon information and in conformity with written information furnished to the Company by the Warrantholder or the holder of Warrant Shares specifically for use in the preparation thereof. This indemnity will be in addition to any liability which such Warrantholder or holder of Warrant Shares may otherwise have.

     10.3. Right to Provide Defense. Promptly after receipt by an indemnified party under Section (10.1) or (10.2) above of written notice of the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such section, notify the indemnifying party in writing of the claim or the commencement of that action; the failure to notify the indemnifying party shall not relieve it of any liability which it may have to an indemnified party, except to the extent that the indemnifying party did not otherwise have knowledge of the commencement of the action and the indemnifying party's ability to defend against the action was prejudiced by such failure. Such failure shall not relieve the indemnifying party from any other liability which it may have to the indemnified party. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under such section for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; except that Cohig shall have the right to employ counsel to represent it and the other Warrantholders of holders of Shares who may be subject to liability arising out of any claim in respect of which indemnity may be sought by such persons against the Company under such section if, in Cohig's reasonable judgement, it is advisable for Cohig and those Warrantholders or holders of Shares to be represented by separate counsel, and in that event the fees and expenses of such separate counsel shall be paid by the Company.

     10.4. Contribution. If the indemnification provided for in Sections (10.1) and (10.2) of this Agreement is unavailable or insufficient to hold harmless an indemnified party, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims,


Birner Dental Management
1996 warrants
damages, or liabilities referred to in Sections (10.1) or (10.2) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Warrantholders on the other; or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Warrantholders on the other in connection with the statements or omissions which resulted in such losses, claims, damages, or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Warrantholders shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and unitemized expenses received by the Underwriters, in each case as set forth in the table on the cover page of the Final Prospectus. Relative fault shall be determined by reference to, among other things, whether the untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Company or the Underwriter and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such untrue statement or omission. For purposes of this Section (10.4), the term "damages" shall include any counsel fees or other expenses reasonably incurred by the Company or the Underwriters in connection with investigating or defending any action or claim which is the subject of the contribution provisions of this Section (10.4). No person adjudged guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     Each party entitled to contribution agrees that upon the service of a summons or other initial legal process upon it in any action instituted against it in respect of which contribution may be sought, it shall promptly give written notice of such service to the party or parties from whom contribution may be sought, but the omission so to notify such party or parties of any such service shall not relieve the party from whom contribution may be sought from any obligation it may have hereunder or otherwise (except as specifically provided in Section (10.4) hereof).

     SECTION 11. TRANSFER TO COMPLY WITH THE SECURITIES ACT OF 1933.

     This Warrant, the Warrant Securities, and all other securities issued or issuable upon exercise of this Warrant, may not be offered, sold or transferred, in whole or in part. except in compliance with the Act, and except in compliance with all applicable state securities laws. The Company may cause substantially the following legends, or their equivalents, to be set forth on each certificate representing the Warrant Securities, of any other security issued or issuable upon exercise of this Warrant, not theretofore distributed to the public or sold to underwriters, as defined by the Act, for distribution to the public pursuant to Section 8 above.

             (i) "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") OR ANY STATE SECURITIES LAWS ("STATE ACTS") AND ARE RESTRICTED SECURITIES AS THAT TERM IS DEFINED IN RULE 144 UNDER THE ACT. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR QUALIFICATION UNDER THE ACT AND APPLICABLE STATE ACTS, OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT AND APPLICABLE STATE ACTS, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE SATISFACTION OF THE COMPANY."

             (ii)   Any legend required by applicable state securities laws.

     Any certificate issued at any time in exchange or substitution for any certificate bearing such legends (except a new certificate issued upon completion of public distribution pursuant to a registration statement under the Securities Act of 1933, as amended (the "Act"), or the securities represented thereby) shall also bear the above legends unless, in the opinion of the Company's counsel, the securities represented thereby need no longer be subject to such restrictions.

Birner Dental Management
1996 Warrants

     SECTION 12. FRACTIONAL SHARES.

     No fractional shares or scrip representing fractional shares shall be issued upon the exercise of all or any part of this Warrant. With respect to any fraction of a share of any security called for upon any exercise of this Warrant, the Company shall pay to the Holder an amount in money equal to that fraction multiplied by the Current Market Price of that share.

     SECTION 13. NO RIGHTS AS STOCKHOLDER; NOTICES TO WARRANTHOLDER.

     Nothing contained in this Agreement or in the Warrants shall be construed as conferring upon the Warrantholder or its transferees any rights as a stockholder of the Company, including the right to vote, receive dividends, consent or receive notices as a stockholder in respect to any meeting of stockholders for the election of directors of the Company or any other matter. The Company covenants, however, that for so long as this Warrant is at least partially unexercised, it will furnish any Holder of this Warrant with copies of all reports and communications furnished to the shareholders of the Company. In addition, if at any time prior to the expiration of the Warrants and prior to their exercise, any one or more of the following events shall occur:

             (i) any action which would require an adjustment pursuant to Section (4.1) (except subsections (4.1(e)) and (4.1(h)) or (4.4); or

             (ii) a dissolution, liquidation, or winding up of the Company (other than in connection with a consolidation, merger, or sale of its property, assets, and business as an entirety or substantially as an entirety) shall be proposed:

then the Company shall give notice in writing of such event to the Warrantholder, as provided in Section (16) hereof, at least 20 days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the stockholders entitled to any relevant dividend, distribution, subscription rights or other rights or for the determination of stockholders entitled to vote on such proposed dissolution, liquidation, or winding up. Such notice shall specify such record date or the date of closing the transfer books, as the case may be. Failure to mail or receive notice or any defect therein shall not affect the validity of any action taken with respect thereto.

     SECTION 14. CHARGES DUE UPON EXERCISE.

     The Company shall pay any and all issue or transfer taxes, including, but not limited to, all federal or state taxes, that may be payable with respect to the transfer of this Warrant or the issue or delivery of Warrant Securities upon the exercise of this Warrant.

     SECTION 15. WARRANT SECURITIES TO BE FULLY PAID.

     The Company covenants that all Warrant Securities that may be issued and delivered to a Holder of this Warrant upon the exercise of this Warrant and payment of the Exercise Price will be, upon such delivery, validly and duly issued, fully paid and nonassessable.

     SECTION 16. NOTICES.

     Any notice pursuant to this Agreement by the Company or by a Warrantholder or a holder of Shares shall be in writing and shall be deemed to have been duly given if delivered or mailed by certified mail, return receipt requested:

             (i) If to a Warrantholder or a holder of Shares, addressed to Cohig & Associates, Inc., 6300 South Syracuse Way, Suite 430, Englewood, Colorado 80111, Attention: Corporate Finance Department; or


Birner Dental Management
1996 Warrants

             (ii) If to the Company addressed to it at 3801 East Florida Avenue, Suite 208, Denver, Colorado 80210, Attention: CEO.

     Each party may from time to time change the address to which notices to it are to be delivered mailed hereunder by notice in accordance herewith to the other party.

     SECTION 17. MERGER OR CONSOLIDATION OF THE COMPANY.

     The Company will not merge or consolidate with or into any other corporation or sell all or substantially all of its property to another corporation, unless the provisions of Section (4.4) are complied with.

     SECTION 18. APPLICABLE LAW.

     This Warrant shall be governed by and construed in accordance with the laws of the State of Colorado, and courts located in Colorado shall have exclusive jurisdiction over all disputes arising hereunder.

     SECTION 19. ARBITRATION.

     The Company and the Holder, and by receipt of this Warrant or any Warrant Securities, all subsequent Holders or holders of Warrant Securities, agree to submit all controversies, claims, disputes and matters of difference with respect to this Warrant, including, without limitation, the application of this Section (19) to arbitration in Denver, Colorado, according to the rules and practices of the American Arbitration Association from time to time in force; provided, however, that if such rules and practices conflict with the applicable procedures of Colorado courts of general jurisdiction or any other provisions of Colorado law then in force, those Colorado rules and provisions shall govern. This agreement to arbitrate shall be specifically enforceable. Arbitration may proceed in the absence of any party if notice of the proceeding has been given to that party. The parties agree to abide by all awards rendered in any such proceeding. These awards shall be final and binding on all parties to the extent and in the manner provided by the rules of civil procedure enacted in Colorado. All awards may be filed, as a basis of judgment and of the issuance of execution for its collection, with the clerk of one or more courts, state or federal, having jurisdiction over either the party against whom that award is rendered or its property. No party shall be considered in default hereunder during the pendency of arbitration proceedings relating to that default.

     SECTION 20. MISCELLANEOUS PROVISIONS.

     (a) Subject to the terms and conditions contained herein, this Warrant shall be binding on the Company and its successors and shall inure to the benefit of the original Holder, its successors and assigns and all holders of Warrant Securities and the exercise of this Warrant in full shall not terminate the provisions of this Warrant as it relates to holders of Warrant Securities.

     (b) If either party to this Agreement fails to perform any of its obligations hereunder, it shall be liable to the other party for all damages, costs and expenses resulting from the failure, including, but not limited to, all reasonable attorney's fees and disbursements.

     (c) This Warrant cannot be changed or terminated or any performance or condition waived in whole or in part except by an agreement in writing signed by the party against whom enforcement of the change, termination or waiver is sought; provided, however, that any provisions hereof may be amended, waived, discharged or terminated upon the written consent of the Company and Cohig.

     (d) If any provision of this Warrant shall be held to be invalid, illegal or unenforceable, such provision shall be severed, enforced to the extent possible, or modified in such a way as to make it enforceable, and the invalidity, illegality or unenforceability shall not affect the remainder of this Warrant.


Birner Dental Management
1996 Warrants

     (e) The Company agrees to execute such further agreements, conveyances, certificates and other documents as may be reasonably requested by the Holder to effectuate the intent and provisions of this Warrant.

     (f) Paragraph headings used in this Warrant are for convenience only and shall not be taken construed to define or limit any of the terms or provisions of this Warrant. Unless otherwise provided, or unless the context shall otherwise require, the use of the singular shall include the plural and the use of any gender shall include all genders.

    IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed, all as of the day and year first above written.

                                         BIRNER DENTAL MANAGEMENT SERVICES, INC.

                                         By:  /s/ Fred Birner
                                            ------------------------------------
                                            Fred Birner, Chief Executive Officer


                                         COHIG & ASSOCIATES, INC.

                                         By:  [signature illegible]
                                            ------------------------------------

Birner Dental Management
1996 Warrants

                                   EXHIBIT A
                                   --------

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") OR ANY STATE SECURITIES LAWS ("STATE ACTS") AND ARE RESTRICTED SECURITIES AS THAT TERM IS DEFINED IN RULE 144 UNDER THE ACT. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR QUALIFICATION UNDER THE ACT AND APPLICABLE STATE ACTS, OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT AND APPLICABLE STATE ACTS, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE SATISFACTION OF THE COMPANY.

                                                 Warrant certificate No. CDW-___

                             WARRANTS TO PURCHASE
                          ____SHARES OF COMMON STOCK

                    BIRNER DENTAL MANAGEMENT SERVICES, INC.

                          INCORPORATED UNDER THE LAWS
                           OF THE STATE OF COLORADO

     This certifies that, for value received, __________, the registered holder, hereof or assigns (the "Warrantholder"), is entitled to purchase from Birner Dental Management Services, Inc. (the "Company"), at any time during the period commencing at 9:00 a.m., Colorado time, on May 29, 1996, and expiring at 5:00 p.m., Colorado time, on May 29, 2001, at the purchase price per Share of $3.50 (the "Exercise Price"), the number of shares of Common Stock of the Company set forth above (the "Shares"). The number of shares of Common Stock of the Company purchasable upon exercise of the Warrants evidenced hereby shall be subject to adjustment from time to time as set forth in the Warrant Agreement dated May 29, 1996.

     The Warrants evidenced hereby may be exercised in whole or in part by presentation of this Warrant Certificate with the Purchase Form attached hereto duly executed and simultaneous payment of the Warrant Price at the principal office of the Company. Payment of such price shall be made at the option of the Warrantholder in cash or by check or by Cashless Exercise subject to the provisions of Section 2.2 of the Warrant Agreement (as that term is defined therein).

     The Warrants evidenced hereby represent the right to purchase an aggregate of up to 114,000 Shares and are issued under and in accordance with Warrant Agreement dated as of May 29, 1996, between the Company and Cohig & Associates, Inc. and are subject to the terms and provisions contained in the Warrant Agreement, to all of which the Warrantholder by acceptance hereof consents.

     Upon any partial exercise of the Warrants evidenced hereby, there shall be signed and issued to the Warrantholder a new Warrant Certificate in respect of the Shares as to which the Warrants evidenced hereby shall not have been exercised. These Warrants may be exchanged at the office of the Company by surrender of this Warrant Certificate properly endorsed for one or more new Warrants of the same aggregate number of Shares as here evidenced by the Warrant or Warrants exchanged. No fractional shares of Common Stock will be issued upon the exercise of rights to purchase hereunder, but the Company shall pay the cash value of any fraction upon the exercise of one or more Warrants. These Warrants are transferable at the office of the Company in the manner and subject to the limitations set forth in the Warrant Agreement.

     This Warrant Certificate does not entitle any Warrantholder to any of the rights of a stockholder of the Company.


                                         BIRNER DENTAL MANAGEMENT SERVICES, INC.

                                         By:____________________________________


Dated:

[Seal of Birner Dental Management Services, Inc. appears here]

Attest:


___________________________
       Secretary



                                 PURCHASE FORM
                                 -------------

                                                                 Dated__________


     The undersigned hereby irrevocably elects to exercise the Warrant represented by this Warrant Certificate to the extent of purchasing _____ Shares of Birner Dental Management Services, Inc. (the "Company") and hereby tenders payment of the exercise price thereof. If the number of Shares purchased are not all the Shares purchasable pursuant to the Warrants represented by this Warrant Certificate, a new Warrant Certificate should be issued and delivered to the undersigned at the address stated below.

                    INSTRUCTIONS FOR REGISTRATION OF STOCK

      Name _____________________________________________________________________
                    (please type or print in block letters)

      Address __________________________________________________________________


Birner Dental Management
1996 Warrants

                                ASSIGNMENT FORM
                               ----------------

     FOR VALUE RECEIVED, _____________, hereby sells, assigns and transfers unto

     Name ______________________________________________________________________
                    (Please type or print in block letters)

     Address ___________________________________________________________________

the right to purchase Shares of the Company represented by this Warrant Certificate to the extent of _____ Shares as to which such right is exercisable and does hereby irrevocably constitute and appoint _______________ attorney, to transfer the same on the books of the Company with full power of substitution in the premises. If the number of Shares assigned are not all the Shares purchasable pursuant to the Warrants represented by this Warrant Certificate, a new Warrant Certificate should be issued and delivered to the undersigned.

     Signature ________________________________      Dated _____________________


NOTICE: THE SIGNATURE ON THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS IT APPEARS UPON THE FACE OF THIS WARRANT CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.



Birner Dental Management
1996 Warrants

                            CASHLESS EXERCISE FORM
                            ----------------------

     Pursuant to Section 2.2 of the Warrant Agreement, the Holder hereby irrevocably elects to convert Warrants with respect to Shares of the Company into _____ Shares of the Company. A conversion calculation is attached hereto as Exhibit B-1.

     The undersigned requests that certificates for such Shares be issued as follows:

     Name: _____________________________________________________________________

     Address: __________________________________________________________________

     Deliver to: _______________________________________________________________

and that a new Warrant Certificate for the balance remaining of the Warrants, if any, subject to the Warrant be registered in the name of, and delivered to, the undersigned at the address stated above.

      Signature ____________________________________   Dated ___________________

 ................................................................................

                                                                     Exhibit B-1

                       CALCULATION OF WARRANT CONVERSION
                       --------------------------------

Converted Securities          =         Net Value
                                        ---------
                                           FMV

FMV                           =         $________________

Net Value                     =         Aggregate FMV - Aggregate Exercise Price

                              =         $________________ - ____________________

                              =         $________________

Converted Shares              =         _________________

Fractional Converted Shares   =         _________________(1)

__________________________

(1)     The Company to pay for fractional Shares in cash @ $_________ per Share.



Birner Dental Management
1996 Warrants